UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2025

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders of Enbridge Inc. (the “Corporation”), held on May 7, 2025, the holders of common shares of the Corporation voted on: (1) 12 director nominees to be elected to the Board to serve until the close of the Corporation’s next annual meeting of shareholders or until their respective successors have been appointed; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board; and (3) an advisory vote on the Corporation’s approach to executive compensation (a “Say on Pay vote”). The items of business are further described in the Corporation’s management information circular (the “Circular”) filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 11, 2025.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted on by the Corporation’s shareholders.

1.	Election of Directors

Each of the 12 nominees listed below was elected as Director of the Corporation to hold office until the Corporation’s next annual meeting of shareholders or until their successor is duly appointed.

Name of Nominee	Votes For		Votes Against		Broker Non-Votes
	Number	Percentage	Number	Percentage	Number
Mayank M. Ashar	1,203,538,467	98.69%	15,951,725	1.31%	193,583,397
Gaurdie E. Banister	1,205,627,746	98.86%	13,862,549	1.14%	193,583,294
Susan M. Cunningham	1,202,181,639	98.58%	17,308,623	1.42%	193,583,327
Gregory L. Ebel	1,170,325,247	95.97%	49,165,154	4.03%	193,583,188
Jason B. Few	1,204,695,165	98.79%	14,795,502	1.21%	193,582,922
Douglas L. Foshee	1,215,580,270	99.68%	3,910,428	0.32%	193,582,891
Theresa B.Y. Jang	1,214,438,185	99.59%	5,052,516	0.41%	193,582,888
Teresa S. Madden	1,193,115,136	97.84%	26,369,265	2.16%	193,589,188
Manjit Minhas	1,214,224,180	99.57%	5,266,155	0.43%	193,583,254
Stephen S. Poloz	1,206,705,525	98.95%	12,785,174	1.05%	193,582,890
S. Jane Rowe	1,203,387,827	98.68%	16,102,877	1.32%	193,582,885
Steven W. Williams	1,116,631,672	91.57%	102,859,022	8.43%	193,582,895

2.	Appoint PricewaterhouseCoopers LLP as Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld		Broker Non-Votes
Number	Percentage	Number	Percentage	Number
1,291,806,869	91.42%	121,234,864	8.58%	31,856

3.	Advisory Vote on the Corporation’s Approach to Executive Compensation

The shareholders accepted the Corporation’s approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percentage	Number	Percentage	Number	Percentage	Number
1,094,891,923	89.78%	120,109,767	9.85%	4,488,585	0.37%	193,583,314

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 8, 2025	By:	/s/ David Taniguchi
David Taniguchi Vice President, Legal & Corporate Secretary (Duly Authorized Officer)